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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 11, 2006


                               BCSB BANKCORP, INC.
                               -------------------
               (Exact Name Of Registrant As Specified In Charter)


    UNITED STATES                       0-24589                52-2108333
---------------------------        -------------------      ------------------
(State Or Other Jurisdiction      (Commission              (IRS Employer
Of Incorporation)                  File Number)            Identification No.)


            4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND 21236
      --------------------------------------------------------------------
      (Address Of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                           --------------


                                 NOT APPLICABLE
                -------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On August 11, 2006, BCSB Bankcorp, Inc. (the "Company") announced its unaudited financial results for the quarter and nine months ended June 30, 2006. For more information, reference is made to the Company's press release dated August 11, 2006, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) The following exhibit is furnished herewith:

         Exhibit 99.1   Press Release dated August 11, 2006


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BCSB BANKCORP, INC.



Date:  August 11, 2006                  By: /s/ David M. Meadows
       ---------------                      -----------------------------------
                                            David M. Meadows
                                            Acting President and Chief
                                            Executive Officer